                                                                    Exhibit 99.1

                          CONSENT OF PERSON NAMED AS
                          ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Monsanto Company in the Registration Statement on Form S-1 of Monsanto Company dated _______________, 2000.


                                                /s/ Hakan Astrom
                                                ------------------------
                                                Hakan Astrom

Dated:   5/12  , 2000
      ---------

                          CONSENT OF PERSON NAMED AS
                          ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Monsanto Company in the Registration Statement on Form S-1 of Monsanto Company dated _______________, 2000.


                                                /s/ Michael Kantor
                                                ------------------------
                                                Michael Kantor

Dated:   3/29  , 2000
      ---------

                          CONSENT OF PERSON NAMED AS
                          ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Monsanto Company in the Registration Statement on Form S-1 of Monsanto Company dated _______________, 2000.


                                                /s/ C. Steven McMillan
                                                ------------------------
                                                C. Steven McMillan

Dated:   5/11  , 2000
      ---------

                          CONSENT OF PERSON NAMED AS
                          ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Monsanto Company in the Registration Statement on Form S-1 of Monsanto Company dated _______________, 2000.


                                                /s/ William U. Parfet
                                                ------------------------
                                                William U. Parfet

Dated:   5/11  , 2000
      ---------

                          CONSENT OF PERSON NAMED AS
                          ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Monsanto Company in the Registration Statement on Form S-1 of Monsanto Company dated _______________, 2000.


                                                /s/ John S. Reed
                                                ------------------------
                                                John S. Reed

Dated:   3/30  , 2000
      ---------